POWER OF ATTORNEY
I hereby constitute and appoint each of
Brian Gavin and Peter Koffler, signing
singly, my true and lawful
attorney-in-fact:
(1) to execute for and on my behalf,
in my capacity as a trustee, officer or
other reporting person of Blackstone
Alternative Alpha Fund or Blackstone
Alternative Alpha Master Fund, each a
Massachusetts business trust, (each, a
"Fund"), Forms 3, 4 and 5 in accordance
with Section 16(a) ofthe Securities
Exchange Act of 1934, as amended, and
the rules thereunder, and Section 30(h)
of the Investment Company Act of 1940,
as amended;
(2) to do and perform any and all acts
for and on my behalfthat may be necessary
or desirable to complete and execute any
such Form 3, 4 or 5 to and timely file
such Form with the United States
Securities and Exchange Commission (the
"SEC");
(3) do and perform any and all acts for
and on behalf of the undersigned that
may be necessary or desirable to file
for Access Codes to the SEC EDGAR System,
including but not limited to the
completion, execution and timely delivery
of a statement of authentication to the
Commission in order to obtain such EDGAR
Access Codes; and
(4) to take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be to my benefit,
in my best interest, or that I am legally
required to do, it being understood that
the documents executed by such
attorney-in-fact on my behalf pursuant
to this Power of Attorney shall be in
such form and shall contain such terms
and conditions as such attorney-in-fact
may approve in such attorney-in-fact's
discretion.
I hereby grant to each such
attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite,
necessary, or proper to be done in the
exercise of any of the rights and powers
herein granted, as fully to all intents
and purposes as I might or could do
if personally present, with full power
of substitution, resubstitution or
revocation, hereby ratifying and
confirming all that such attorney-in-fact,
or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause
to be done by virtue ofthis power of
attorney and the rights and powers herein
granted. I acknowledge that the
attorneys-in-fact, in serving in such
capacity at my request, are not assuming,
nor is any Fund assuming, any of my
responsibilities to comply with Section
16 of the Securities Exchange Act of
1934, as amended, and the rules
thereunder, and Section 30(h) of the
Investment Company Act of 1940, as amended.
This Power of Attorney shall remain in
full force and effect until I am no
longer required to file Forms 3, 4 and 5
with respect to my holdings of and
transactions in Fund securities, unless
I earlier revoke it in a signed writing
delivered to the attorneys-in-fact.
IN WITNESS WHEREOF, I have caused this
Power of Attorney to be executed as of
this 14th day of February, 2012.
/s/ Gideon Berger
Signature
Gideon Berger
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